. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- ------------------ 0 ELBIT SYSTEMS LTD. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 5, 2026 The undersigned shareholder(s) hereby appoint(s) ADI PINCHAS CONFINO as the true and lawful attorney, agent and proxy of the under- signed, with full power of substitution, to represent and vote, on behalf of the undersigned, all of the ordinary shares nominal value 1.0 New Israeli Shekel per share of ELBIT SYSTEMS LTD. (the “Company”) that the undersigned is/are entitled to vote as of the close of business on Monday, July 6, 2026, at the Annual General Meeting of Shareholders to be held at the Company’s offices at the Advanced Technology Center, Haifa, Israel on Wednesday, August 5, 2026, at 3:00 p.m. Israel time (the “Meeting”), and at any adjournments and postponements, with all power that the undersigned would have if personally present and especially (but without limiting the general authorization and power hereby given) to vote as follows: When properly executed, the shares represented by this Proxy will be voted in the manner instructed. To the extent permitted by law and applicable stock exchange requirements, if no instructions to the contrary are indicated, the shares will be voted “FOR” all pro- posals listed on the reverse side and on such other matters as may properly come before the Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual General Meeting of Shareholders and the Proxy Statement related to the Meeting, revokes any proxy or proxies heretofore given to vote upon or act with respect to the undersigned’s shares and hereby ratifies and confirms all that said proxies, their substitutes, or any of them, may lawfully do by virtue thereof. A shareholder’s proxy card must be received by the Company no later than twenty-four (24) hours before the time fixed for the Meeting, i.e., by Tuesday, August 4, 2026 at 3:00 p.m. Israel time. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THIS FORM OF PROXY AND MAIL THE ENTIRE PROXY PROMPTLY, IN THE ENCLOSED ENVELOPE OR TO THE COMPANY’S OFFICES, OR VOTE BY TELEPHONE OR OVER THE INTERNET IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD, IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES. (Continued and to be signed on the reverse side) 1.1 14475

THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” EACH OF THE PROPOSALS LISTED BELOW. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ------------------ ---------------- ANNUAL GENERAL MEETING OF SHAREHOLDERS OF ELBIT SYSTEMS LTD. August 5, 2026 GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, Proxy Statement, Proxy Card are available at www.elbitsystems.com Please sign, date and mail your proxy card in the envelope provided as soon as possible. Please detach along perforated line and mail in the envelope provided. 080526 2. RE-ELECTION OF MR. NOAZ BAR NIR TO AN ADDITIONAL THREE-YEAR TERM AS AN EXTERNAL DIRECTOR. x FOR AGAINST ABSTAIN 1. ELECTION OF DIRECTORS TO SERVE UNTIL THE CLOSE OF THE NEXT ANNUAL GEN- ERAL MEETING OF SHAREHOLDERS. David Federmann Ehud (Udi) Adam Jacob Bar-Nathan Abudi Rina Baum Michael Federmann Tzipi Livni Dov Ninveh FOR AGAINST ABSTAIN PLEASE NOTE that by signing and submitting this proxy card, you declare that you have no Personal Interest in Proposals 2-4 at this Annual General Meeting of Shareholders, except for a Personal Interest of which you have notified the Company about in writing, as required under the Israeli Companies Law, 5759-1999. For further information, please see the Notice of the Annual General Meeting of Shareholders and the Proxy Statement related to the Meeting. 3. APPROVAL OF THE EXTENSION OF THE INDEMNIFICATION LETTERS OF MR. MICHAEL FEDERMANN AND MR. DAVID FEDERMANN, FOR AN ADDITIONAL THREE YEARS COMMENCING ON DECEMBER 1, 2026. 4. APPROVAL OF THE EXTENSION OF THE EXEMPTION LETTERS OF MR. MICHAEL FEDERMANN AND MR. DAVID FEDERMANN, FOR AN ADDITIONAL THREE YEARS COMMENCING ON APRIL 7, 2027. 5. RE-APPOINTMENT OF KOST, FORER, GABBAY & KASIERER, A MEMBER OF ERNST & YOUNG GLOBAL, AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026 AND UNTIL THE CLOSE OF THE NEXT ANNUAL GENERAL MEETING OF SHAREHOLDERS. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Shareholder Date: Signature of Shareholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.